Exhibit 99.1

MAGNUM HUNTER RESOURCES REPORTS RECEIPT OF NYSE MKT NOTICE RELATING TO PREVIOUSLY-DISCLOSED LATE FILINGS OF 2012 FORM 10-K AND FIRST QUARTER 2013 FORM 10-Q

NYSE MKT Notice Relates to Company’s Preferred Stock Only

Report of Receipt of Notice Required by NYSE MKT Listing Standards

HOUSTON, TX — (Marketwired) — 05/17/13 — Magnum Hunter Resources Corporation (NYSE: MHR) (NYSE MKT: MHR.PRC) (NYSE MKT: MHR.PRD) (NYSE MKT: MHR.PRE) (the “Company”) is reporting, as required by the listing standards of the NYSE MKT LLC (the “NYSE MKT”), that, on May 13, 2013, the Company received a letter from the NYSE MKT (on which only the Company’s preferred stock is listed for trading) stating that the Company is not in compliance with the listing standards of the NYSE MKT due to the Company’s previously-disclosed failure to timely file with the Securities and Exchange Commission the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 (the “Form 10-K”) and Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 (the “Form 10-Q”).  The Company’s Series C, Series D and depositary shares representing Series E preferred stocks are currently listed for trading on the NYSE MKT.  The letter stated that the Company is not in compliance with Sections 134 and 1101 of the NYSE MKT’s Company Guide due to the Company’s previously-disclosed failure to timely file the Form 10-K and Form 10-Q.

Receipt of the NYSE MKT’s letter does not have any immediate effect upon the listing of the Company’s preferred stock.  Pursuant to the NYSE MKT’s rules, the Company has until May 28, 2013 to submit a plan advising the NYSE MKT of actions it has taken, or will take, that will bring the Company into compliance with Sections 134 and 1101 of the Company Guide by no later than August 13, 2013.

As previously disclosed by the Company, the Company’s management and accounting staff have been working diligently with the Company’s new independent registered public accounting firm, BDO USA, LLC, to complete the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2012, and the Company’s objective is to file the Form 10-K by June 17, 2013, and to file the Form 10-Q as soon as reasonably practicable thereafter.  The Company will submit to the NYSE MKT a compliance plan to this effect, as referred to in the previous paragraph.

The NYSE MKT letter does not relate to the common stock of the Company, which is listed for trading on the New York Stock Exchange.

About Magnum Hunter Resources Corporation

Magnum Hunter Resources Corporation and subsidiaries are a Houston, Texas based independent exploration and production company engaged in the acquisition, development and production of crude oil, natural gas and natural gas liquids, primarily in the states of West Virginia, Ohio, North Dakota, Kentucky, Texas and Saskatchewan, Canada. The Company is presently active in four of the most prolific unconventional shale resource plays in North

America, namely the Marcellus Shale, Utica Shale, Pearsall Shale and Williston Basin/Bakken Shale.

For more information, please view our website at www.magnumhunterresources.com.

Forward-Looking Statements

The statements and information contained in this press release that are not statements of historical fact, including any estimates and assumptions contained herein, are “forward looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, referred to as the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act. These forward-looking statements include, among others, statements, estimates and assumptions relating to our business and growth strategies, our oil and gas reserve estimates, our ability to successfully and economically explore for and develop oil and gas resources, our exploration and development prospects, future inventories, projects and programs, expectations relating to availability and costs of drilling rigs and field services, anticipated trends in our business or industry, our future results of operations, our liquidity and ability to finance our exploration and development activities and our midstream activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation. In addition, with respect to any pending transactions described herein, forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of proposed transactions; the ability to complete proposed transactions considering various closing conditions; the benefits of any such transactions and their impact on the Company’s business; and any statements of assumptions underlying any of the foregoing. In addition, if and when any proposed transaction is consummated, there will be risks and uncertainties related to the Company’s ability to successfully integrate the operations and employees of the Company and the acquired business. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” “pursue,” “plan” or “continue” or the negative thereof or variations thereon or similar terminology.

These forward-looking statements are subject to numerous assumptions, risks, and uncertainties. Factors that may cause our actual results, performance, or achievements to be materially different from those anticipated in forward-looking statements include, among others, the following: adverse economic conditions in the United States, Canada and globally; difficult and adverse conditions in the domestic and global capital and credit markets; changes in domestic and global demand for oil and natural gas; volatility in the prices we receive for our oil, natural gas and natural gas liquids; the effects of government regulation, permitting and other legal requirements; future developments with respect to the quality of our properties, including, among other things, the existence of reserves in economic quantities; uncertainties about the estimates of our oil and natural gas reserves; our ability to increase our production and therefore our oil and natural gas income through exploration and development; our ability to successfully apply horizontal drilling techniques; the effects of increased federal and state regulation, including regulation of the environmental aspects, of hydraulic fracturing; the number of well locations to be drilled, the cost to drill and the time frame within which they will be drilled; drilling and operating risks; the availability of equipment, such as drilling rigs and transportation pipelines;

changes in our drilling plans and related budgets; regulatory, environmental and land management issues, and demand for gas gathering services, relating to our midstream operations; and the adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity.

These factors are in addition to the risks described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s 2011 annual report on Form 10-K, as amended, filed with the Securities and Exchange Commission, which we refer to as the SEC. Most of these factors are difficult to anticipate and beyond our control. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such statements. You are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date of this document. Other unknown or unpredictable factors may cause actual results to differ materially from those projected by the forward-looking statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We urge readers to review and consider disclosures we make in our reports that discuss factors germane to our business. See in particular our reports on Forms 10-K, 10-Q and 8-K subsequently filed from time to time with the SEC. All forward-looking statements attributable to us are expressly qualified in their entirety by these cautionary statements.

Contact:

Chris Benton

AVP, Finance and Capital Markets

ir@magnumhunterresources.com

(832) 203-4539

May 17, 2013